EXHIBIT 99.2

          UNAUDITED CONSOLIDATED CONDENSED FINANCIAL STATEMENTS OF VCA
                       as of and for the six months ended
                             June 30, 2007 and 2006



CONSOLIDATED CONDENSED BALANCE SHEETS
June 30, 2007 and 2006
(Unaudited)


ASSETS                                                              2007          2006
-------------------------------------------------------------------------------------------

Current Assets
     Cash and cash equivalents ..............................   $   544,601   $  (112,315)
     Accounts receivable, net of allowances for uncollectible
        Amounts of $2,719,000 and $1,322,000 in 2007 and 2006     4,680,907     3,572,100
     Notes receivable .......................................     1,344,876          --
     Inventories ............................................       616,772       524,642
     Prepaid expenses and other .............................       207,861       357,339
     Investments ............................................       121,400       107,032
                                                                -----------   -----------

           Total current assets .............................     7,516,417     4,448,798
                                                                -----------   -----------



Other Assets
     Deposits ...............................................       246,074       146,809
     Investments ............................................       489,477       675,245
     Deferred loan fees .....................................       427,167          --
                                                                -----------   -----------
                                                                  1,162,718       822,054
                                                                -----------   -----------



Equipment and Leasehold Improvements, net ...................     2,195,673     2,631,147
                                                                -----------   -----------


           Total assets .....................................   $10,874,808   $ 7,901,999
                                                                ===========   ===========



                 See notes to consolidated financial statements
                                   (unaudited)


LIABILITIES AND STOCKHOLDERS'
     EQUITY (DEFICIT)                                                                      2007            2006
---------------------------------------------------------------------------------------------------------------------------

Current Liabilities
     Notes payable................................................................$           --      $    505,000
     Current portion of long-term .................................................        868,735         499,140
     Current portion of capital lease .............................................         74,573            --
     Accounts payable .............................................................        823,526       1,059,686
     Accrued:
        Expenses ..................................................................      4,509,248       2,608,897
        Customer advances .........................................................      1,142,506       1,446,000
                                                                                      ------------    ------------

           Total current liabilities ..............................................      7,418,588       6,118,723

Professional liability ............................................................           --            21,969
Defered compensation ..............................................................        440,806         400,282
Capital lease, less current portion ...............................................        340,254            --
Long-term debt, less current portion ..............................................      6,597,716       1,050,000
                                                                                      ------------    ------------

           Total long-term liabilities ............................................      7,378,776       1,472,251

Commitments and Contingencies

Stockholders' Equity (Deficit)
     Common stock, voting, no par value, authorized
        50 shares, issued 24.52 shares ............................................          6,133           6,133
     Common stock, non-voting, no par value, authorized
        4,950 shares, issued 2,427.484 shares .....................................           --              --
     Retained earnings (deficit) ..................................................     (3,928,689)        304,892
                                                                                      ------------    ------------
                                                                                        (3,922,556)        311,025
                                                                                      ------------    ------------

           Total liabilities and stockholders' equity (deficit) ...................   $ 10,874,808    $  7,901,999
                                                                                      ============    ============



                 See notes to consolidated financial statements
                                   (unaudited)


CONSOLIDATED CONDENSED STATEMENTS OF INCOME
Six Months Ended June 30, 2007 and 2006
(Unaudited)


                                                                                           2007           2006
------------------------------------------------------------------------------------------------------------------

Operating Revenue:
     Net patient service revenue ..................................................   $ 16,558,697    $ 17,570,779
     Other ........................................................................           --            75,729
                                                                                      ------------    ------------
           Total operating revenue ................................................     16,558,697      17,646,508
                                                                                      ------------    ------------

Operating Expenses:
     Salary and benefits ..........................................................      8,799,248       9,697,918
     Other direct expenses ........................................................      1,285,352       2,799,127
     General and administrative:
        Depreciation and amortization .............................................        338,347         379,975
        Bad debt expense ..........................................................        355,880         221,582
        Other .....................................................................      4,268,588       3,348,859
                                                                                      ------------    ------------
                                                                                        15,047,415      16,447,461
                                                                                      ------------    ------------

           Income from operations .................................................      1,511,282       1,199,047
                                                                                      ------------    ------------

Other (Expense) Income:
     Interest expense .............................................................       (431,132)        (97,237)
     Investment income ............................................................         30,707           3,792
     Other ........................................................................     (1,067,371)         55,998
                                                                                      ------------    ------------
     Other (expense)income, net ...................................................     (1,467,796)        (37,447)
                                                                                      ------------    ------------

           Income from continuing operations ......................................         43,486       1,161,600

Income from operations of discontinued component ..................................           --           258,111
                                                                                      ------------    ------------

           Net income..............................................................   $     43,486    $  1,419,711
                                                                                      ============    ============



                 See notes to consolidated financial statements
                                   (unaudited)


CONSOLIDATED CONDENSED  STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
Six months Ended June 30, 2007 and 2006
(Unaudited)


                                                                                                  Retained
                                           Common Stock - Voting    Common Stock - Non Voting     Earnings
                                             Shares     Amount          Shares     Amount         (Deficit)             Total
                                          ----------------------   --------------------------   ---------------   --------------

Balance, December 31, 2005.................   24.52     $ 6,133       2,427.484      $ --       $(2,317,081)       $(2,310,948)
     Net income............................      --          --           --           --         1,419,711          1,419,711
     Capital contribution..................      --          --           --           --         1,451,396          1,451,396
     Cash dividends........................      --          --           --           --          (249,134)          (249,134)
                                              --------------------------------------------------------------------------------

Balance, June 30, 2006.....................   24.52     $ 6,133       2,427.484      $ --       $   304,892        $   311,025
                                              ================================================================================

Balance, December 31, 2006.................   24.52     $ 6,133       2,427.484      $ --       $(4,608,248)       $(4,602,115)
     Net income............................      --          --           --           --            43,486             43,486
     Capital contribution..................      --          --           --           --         1,285,370         $1,285,370
     Cash dividends........................      --          --           --           --          (649,297)          (649,297)
                                              --------------------------------------------------------------------------------

Balance, June 30, 2007.....................   24.52      $6,133       2,427.484      $ --       $(3,928,689)       $(3,922,556)
                                              ================================================================================



                 See notes to consolidated financial statements
                                   (unaudited)



CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
Six Months Ended June 30, 2007 and 2006
(Unaudited)

                                                                                  2007                 2006
-------------------------------------------------------------------------------------------------------------------
Cash Flow From Operating Activities
     Net income.............................................................  $   43,486            $1,419,711
     Adjustments to reconcile net income to net cash provided
        by operating activities:
        Depreciation and amortization.......................................     322,830               446,303
        Provision for bad debts.............................................     355,880               221,582
        Increase (decrease) in trading securities...........................      91,654               (57,115)
        Amortization of deferred loan fees..................................      52,307                    --
        Increase (decrease) from changes in:
           Accounts receivable..............................................  (1,522,090)           (1,663,219)
           Inventories......................................................     (11,630)               21,174
           Prepaid expenses and other.......................................      64,562               (55,655)
           Deposits.........................................................          --                    --
           Accounts payable.................................................    (230,626)              (51,446)
           Accrued expenses.................................................   1,391,306              (459,921)
           Customer advances................................................     152,054              (766,424)
                                                                              ----------           -----------
                Net cash provided by (used in) operating activities.........     709,733              (945,010)
                                                                              ----------           -----------

Cash Flows From Investing Activities
     Purchase of equipment..................................................    (642,445)             (321,220)
     Collection of notes receivable.........................................    (867,393)              168,258
                                                                              ----------           -----------
                Net cash used in investing activities.......................  (1,509,838)             (152,962)
                                                                              ----------            ----------

Cash Flows From Financing Activities
     Payments on long-term debt.............................................    (312,496)             (362,937)
     Proceeds from long-term debt...........................................     414,827                    --
     Net borrowings (payments) from line of credit..........................          --               (96,000)
     Proceeds from deposit refund...........................................    (125,354)               59,493
     Advances from stockholders.............................................   1,285,368             1,597,583
     Cash dividends paid....................................................    (649,297)             (249,134)
                                                                              ----------            ----------
                Net cash provided by financing activities...................     613,048               949,005
                                                                              ----------           -----------

Cash and cash equivalents:
     Beginning  ............................................................     731,658                36,652
                                                                              ----------           -----------

     Ending     ............................................................  $  544,601            $ (112,315)
                                                                              ==========             ==========

Supplemental Disclosure of Cash Flow Information
     Cash payments for:
        Interest............................................................  $  431,132           $    97,237
                                                                              ==========           ===========


                 See notes to consolidated financial statements
                                   (unaudited)

              NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                                   (Unaudited)


NOTE 1 -- INTERIM RESULTS:

The accompanying unaudited consolidated financial statements have been prepared in accordance with the instructions for interim financial statements and, accordingly, do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, the accompanying unaudited interim financial statements contain all adjustments (consisting only of normal recurring accruals) necessary to present fairly the financial position at June 30, 2007 and 2006, and the results of operations and cash flows for the interim periods presented. Operating results for the interim period are not necessarily indicative of results that may be expected for the year ending December 31, 2007. These financial statements should be read in conjunction with the audited financial statements and notes thereto included in Exhibit 99.1 of this document.


NOTE 2 -- NATURE OF BUSINESS:

Nature of business: Vein Clinics of America, Inc. (VCA) is a Delaware corporation that provides management services for professional corporations (P.C.'s) through various contractual arrangements. These P.C.'s provide medical services for the treatment of varicose veins, spider veins, ulcers, and other forms of vein disease.

Members of VCA's management also hold interests in the following affiliated companies:

      o Hair Today, Gone Tomorrow, LLC (HTGT), an Illinois limited liability company whose operations consist of hair removal.

      o BK Aviation Group, LLC (BK), a Delaware limited liability company whose operations consist of chartered flights.

The P.C.'s and the two affiliated entities are consolidated in these financial statements. HTGT was deconsolidated as of August 10, 2006.

NOTE 3 -- SUBSEQUENT EVENTS:

On August 8, 2007 VCA was purchased by IntegraMed America, Inc.